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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


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                                    FORM 8-K

                                 CURRENT REPORT


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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  August 30, 1996
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                     NEW ENGLAND INVESTMENT COMPANIES, L.P.
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             (Exact name of registrant as specified in its charter)



     Delaware                        1-9468                 13-3405992
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)             Identification No.)

399 Boylston Street, Boston, Massachusetts                  02116
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     (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code     (617) 578-3500
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Item 1.  Changes in Control of Registrant.
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The merger of New England Mutual Life Insurance Company ("New England Mutual")
with and into Metropolitan Life Insurance Company ("Metropolitan Life"), described by the Registrant, New England Investment Companies, L.P. ("NEIC"), in its Annual Report on Form 10-K for 1995 and in its Form 10-Q reports for the periods ending March 31, 1996 and June 30, 1996 (collectively, the "Prior Reports"), became effective on August 30, 1996. Incident to the merger, both the 55% ownership interest in NEIC's limited partnership Units and the 100% interest in the stock of NEIC's general partner formerly owned by New England Mutual was transferred to Metropolitan Life, which contributed such interests to a wholly-owned subsidiary immediately following the merger.

As previously noted in the Registrant's Form 10-K for 1995, Metropolitan Life is expected to nominate new directors to replace selected New England Mutual representatives on the Board of Directors of NEIC's general partner. The Prior Reports describe certain other expected consequences of the now completed merger.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  By:   New England Investment Companies, L.P.
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                                        Registrant

                                  By:   New England Investment Companies, Inc.
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                                        General Partner


Date:  September 9, 1996          By:    /s/ Edward N. Wadsworth
                                        -----------------------------
                                        Edward N. Wadsworth
                                        Executive Vice President,
                                        General Counsel and Secretary


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